EXHIBIT 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	16
2. AMENDMENT/MODIFICATION NO. 00008	3. EFFECTIVE DATE 03/06/2018	4. REQUISITION/PURCHASE NO. 0000HCGE-2018-19862	5. PROJECT NO. (If applicable)
6 ISSUED BY CODE	2543	7. ADMINISTERED BY (If other than Item 6)CODE	2543
Centers for Disease Control and Prevention Office of Acquisition Services (OAS) 2920 Brandywine Rd, RM 3000 Atlanta, GA 30341-5539		Centers for Disease Control and Prevention Office of Acquisition Services (OAS) 2920 Brandywine Rd, RM 3000 Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD LANSING, MI 48906-2933		(√)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2017-92634
10B. DATED (See Item 13) 12/08/2016
CODE 026489018	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers __ is extended, __ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)		A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a) Mutual Agreement of the Parties
C		D. OTHER (Specify type of modification and authority) FAR 52.232-23 Assignment of Claims
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See the Summary of Changes on Page 2.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Michael Mann II Sr. Manager, Commercial Operations		16A. NAME OF CONTRACTING OFFICER Sherrie N Randall
15B. CONTRACTOR/OFFEROR By /s/ Michael Mann II (Signature of person authorized to sign)	15C. DATE SIGNED 6 Mar 18	16B. UNITED STATES OF AMERICA By /s/ Sherrie N Randall (Signature of Contracting Officer)	16C. DATE SIGNED 3/6/2018
NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE 30-105 Prescribed by GSA
FAR (48 CFR) 53.243

200-2017-92634 00008
Summary of Changes:
This Modification is issued to make the following changes regarding the payment instructions as it relates to the attached Notice of Assignment document dated October 26, 2017
Moneys due or to become due under this contract have been assigned to the assignee listed below under the provisions of the Assignment of Claims Act of 1940, as amended 31U.S.C. 3727, 41 U.S.C. 15. and the Federal Acquisitions Regulations relating to 48 C.F.R 32.800-32.806.
Notice of Assignment is attached in PDF format.
Assigned to:	Wells Fargo Bank, National Association 301 South College Street, 14th Floor MAC D1053-144 Charlotte, NC 28202
Dun Number 055169452-0026
Bank Name: PNC Bank
ABA Number 054000030
Account Number [**]
 Account Name: Emergent BioSolutions Inc.
All other terms and conditions remain the same.

NOTICE OF RELEASE OF ASSIGNMENT
October 26, 2017
Sherrie N. Randall
Contracting Officer
Centers for Disease Control and Prevention
Office of Acquisition Services
2920 Brandywine Road
 Atlanta, GA 30341-5539
Centers for Disease Control and Prevention (FMO)
PO Box 15580
 Atlanta, Georgia 30333-0080
Re:	EMERGENT BIODEFENSE OPERATIONS LANSING LLC Contract No. 200-2017-92634
Dear Sir/Madam:
EMERGENT BIODEFENSE OPERATIONS LANSING LLC (the "Contractor") is sending this Notice of Release of Assignment to you with reference to (a) the release of that certain Instrument of Assignment of Monies Due and to Become Due signed by the Contractor to BANK OF AMERICA, N.A. relating to the above referenced contract and (b) the further assignment of payments due or to become due under the above referenced contract by the Contractor to WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent.
The Instrument of Assignment of Monies Due and to Become Due signed by the Contractor to BANK OF AMERICA, N.A. has been released pursuant to the provisions of the Assignment of Claims Act of 1940 (Public Law No. 811, 76th Congress), approved October 9, 1940, as amended (31 U.S.C. §3727) ( 41 U.S.C. §15). Please find enclosed three (3) copies of this Notice of Release of Assignment, attached as Annex A, and three (3) true copies of the Release of Instrument of Assignment of Monies Due and to Become Due, dated as of September 29, 2017, executed by BANK OF AMERICA, N.A., as Administrative Agent and the assignee under such Instrument of Assignment of Monies Due and to Become Due (which copies are photostat copies of the original release), attached hereto as Annex B.
Payments due or to become due under the above referenced contract should be made hereafter pursuant to the Notice of Assignment signed by WELLS FARGO BANK, NATIONAL ASSOCIATION, and as indicated in the Instrument of Assignment of Monies Due and to Become Due signed by the Contractor to WELLS FARGO BANK, NATIONAL ASSOCIATION.  Please find enclosed one (1) original and three (3) copies of such Notice of Assignment attached hereto as Annex C and one (1) true copy of such Instrument of Assignment of Monies Due and to Become Due to WELLS FARGO BANK, NATIONAL ASSOCIATION (which is a photostat copy of the original assignment) attached hereto as Annex D. Please also find enclosed a true copy of the resolutions (which is a photostat copy of the original resolutions) of the sole member of the Contractor authorizing the officer of the Contractor that has signed such Instrument of Assignment of Monies Due and to Become Due to WELLS FARGO BANK, NATIONAL ASSOCIATION, to do so, which copy of  the  resolutions is attached hereto as Annex E.
Upon completion of your examination of the enclosed, please acknowledge receipt of this Notice of Release of Assignment and the Notice of Assignment by WELLS FARGO BANK, NATIONAL ASSOCIATION and send to the Contractor at the address below (a) the three (3) enclosed copies of this Notice of Release of Assignment (attached as Annex A) and (b) the three (3) enclosed copies of the Notice of Assignment by WELLS FARGO BANK, NATIONAL ASSOCIATION (attached as Annex C), each signed by the person acknowledging receipt of behalf of the addressee with the appropriate notations showing the date and hour of receipt:
Emergent BioDefense Operations Lansing LLC
c/o Emergent BioSolutions Inc.
400 Professional Drive, Suite 400
Gaithersburg, Maryland 20879
 Attn:  Michael Mann
Please also send a copy of such Notice of Release of Assignment and Notice of Assignment to the Contractor by fax at (240) 631-3203 or e-mail to RichardsonL@ebsi.com.

Very truly yours,
Emergent BioDefense Operations Lansing LLC
/s/ Robert G. Kramer, Sr.
Name: Robert G. Kramer, Sr.
Title:   Treasure
cc:
Wells Fargo Bank, National Association (with copies of enclosures and attachments)
301 South College Street, 14th Floor
MAC D1053-144
Charlotte, North Carolina 28202
 Attn: Kirk Tesch, Managing Director

Eric L. Burt, Esquire (with copies of enclosures and attachments by e-mail to BurtE@ebsi.com)
Ruben M. Veliz, Esquire (with copies of enclosures and attachments by e-mail to RVeliz@mcguirewoods.com), counsel to Wells Fargo Bank, National Association

ACKNOWLEDGMENT:
Receipt is acknowledged of the Notice of Release of Assignment and a copy of the Release of Instrument of Assignment of Monies Due and to Become Due executed by BANK OF AMERICA, N.A.  They were received at _______ (a.m.) (p.m.) on 11/22/2017, 2017.
Centers for Disease Control and Prevention
/s/ Sherrie N. Randall, Contracting Officer

Execution Version
NOTICE OF ASSIGNMENT
To:	Sherrie N. Randall Contracting Officer Centers for Disease Control and Prevention Officer of Acquisition Services 2920 Brandywine Road Atlanta, GA 30341-5539
Centers for Disease Control and Prevention (FMO)
PO Box 15580
 Atlanta, GA 30333-0080
Reference is hereby made to Contract No. 200-2017-92634, dated as of December 08, 2016, entered into between EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability corporation (the "Contractor") and a wholly-owned subsidiary of Emergent BioSolutions Inc. and the Centers for Disease Control and Prevention, Office of Acquisition Services (as amended, the "Contract") to provide supplies and/or services according to the above referenced Contract.
Moneys due or to become due under the Contract have been assigned to Wells Fargo Bank, National Association, in its capacity as administrative agent (the "Assignee") under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. § 3727, 41 U.S.C. § 15 and the Federal Acquisition Regulations relating thereto (48 C.F.R. 32.800-32.806).
A true copy of the instrument of assignment executed by the Contractor on October 26, 2017, is attached to this original notice.
The undersigned Assignee hereby directs that payments due or to become due under the Contract should be made to the undersigned Assignee at the following account at PNC Bank as follows:
If by ACH, please remit to:

ABA No.: 054000030
Bank Name: PNC Bank
Acct. No.: [**]
 Account Name: Emergent BioSolutions Inc.
Please return to the undersigned, at your earliest convenience, the three enclosed copies of this notice of assignment, executed, with appropriate notations showing the date and hour of receipt, and duly signed by the person acknowledging receipt on behalf of the addressee.  Please distribute a copy of this notice of assignment to the appropriate party in the accounts payable office of your agency.
[Remainder of Page Intentionally Left Blank.]

Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

____________________________
Name: Kirk Tesch
 Title: Managing Director
Wells Fargo Bank, National Association
301 South College Street, 14th Floor
MAC  Dl053-144
 Charlotte, North Carolina 28202

Acknowledgment
Receipt is hereby acknowledged of the above notice and of a copy of the above-mentioned instrument of assignment.  They were received at ___ (a.m.) (p.m.) on 11/22/17, 20__.
/s/ Sherrie N. Randall
 [Signature]
Contracting Officer
 [Title]
Centers for Disease Control and Prevention
 On Behalf of
Sherrie Randall
 Name of Addressee

Release of Instrument of Assignment of Monies Due and to Become Due
As of September 29 , 2017
Emergent Biodefense Operations Lansing LLC, a Delaware limited liability company, with an office at 3500 N. Martin Luther King Jr. Boulevard, Lansing, Michigan 48906 (the "Assignor"), pursuant to that certain Instrument of Assignment of Monies Due and to Become Due, executed and delivered on February 13, 2017 and attached hereto as Exhibit A (the "Instrument of Assignment"), has sold, assigned, set over, transferred, pledged and conveyed (under the Assignment of Claims Act 31 USC Section 3727, 41 USC Section 15 and the Federal Acquisition Regulations ("FAR") relating thereto (48 C.F.R. 32.800-32.806)) to Bank of America, N.A. (DUNS No. 055169452-0026) (CAGE Code 65LS5), in its capacity as Administrative Agent (the "Assignee") under that certain credit agreement, dated December 11, 2013 (as the same may be amended or otherwise modified from time to time, the "Credit Agreement"), by and among the Assignor, the Assignee and certain other parties, all of the right, title and interest which Assignor then had or may have in and to all monies due and to become due from the United States of America or from any agency or department thereof under the Contract (as such term is defined in the Instrument of Assignment, the "Contract") and under any and all amendments, modifications and supplements to the Contract.
The Assignee hereby (i) releases the Assignor from the assignment of claims under the Contract made by the Assignor pursuant to the Instrument of Assignment and releases all of the Assignor's obligations thereunder, (ii) terminates any right or interest which the Assignee may have (a) in or to monies due from United States of America or from any agency or department thereof under the Contract or (b) to receive or collect any amount or amounts due or to become due under the Contract and (iii) reassigns all of the right, title and interest which Assignor had assigned to the Assignee pursuant to the Instrument of Assignment in and to all monies due and  to become due from the United States of America or from any agency or department  thereof  under the Contract.
This Release of Instrument of Assignment of Monies Due and to Become Due (this "Release") is intended by the Assignee to be a release of an assignment instrument under the FAR and as set forth in 48 C.F.R. 32.805(e)(3) and the Assignor is authorized by the Assignee to file written notice of this Release with the agency or department of the United States of America obligated to make payments under the Contract.
[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Assignee has caused this instrument to be executed and delivered by the undersigned officer.
BANK OF AMERICA, N.A., as Administrative Agent and the Assignee under the Instrument of Assignment
By: /s/ Kelly Weaver
Name:     Kelly Weaver
Title:       Vice President

WRITTEN CONSENT
IN LIEU OF SPECIAL MEEETING
OF THE SOLE MEMBER
 OF EMERGENT BIODEFENSE OPERATIONS LANSING LLC
October 26, 2017
The undersigned, being the sole Member (the "Sole Member") of Emergent BioDefense Operations Lansing LLC, a Delaware limited liability company (the "Company"), acting by written consent in accordance with Section 18-302(d) of the Limited Liability Company Act of Delaware, does hereby waive all notice of the time, place and purpose of a special meeting of the Sole Member and hereby consents to and agrees to the adoption of the following resolutions:
WHEREAS, the Company proposes to enter into an Instrument of Assignment of Monies Due and to Become Due (as amended, restated, modified and supplemented from time to time, the "BioThrax Contract Assignment") by the Company in favor of Wells Fargo Bank, National Association, in its capacity as administrative agent (the "Administrative Agent") for the lenders (the "Lenders") from time to time party to that certain Credit Agreement, dated as of September 29, 2017 (as amended, restated, amended and restated, modified and supplemented from time to time, the "Credit Agreement") by and among Emergent BioSolutions Inc. ("EBI"), as the borrower, the Lenders and the Administrative Agent;
WHEREAS, the Company is a party to that certain Collateral Agreement, dated as of September 29, 2017, among EBI and certain subsidiaries of EBI, including the Company, in favor of the Administrative Agent (as amended, restated, amended and restated, modified and supplemented from time to time, the "Security Agreement"); and
WHEREAS, pursuant to the terms of the Credit Agreement and the Security Agreement, the Company is to assign, in favor of the Administrative Agent, all of the Company's right, title and interest in and to all monies due and to become due from the United States of America or from any agency or department thereof under that certain contract with the United States Government with Contract #200-2017-92634, as amended (and as further amended, modified and supplemented from time to time, the "BioThrax Contract").
RESOLVED, that the form, terms and provisions of the BioThrax Contract Assignment and such other agreements, instruments, certificates and documents as may from time to time be required to be executed and delivered in connection therewith (collectively, the "Assignment Documents"), and the transactions contemplated by the foregoing documents, be, and they hereby are, in all respects approved.
RESOLVED, that the Company enter into the Bio1brax Contract Assignment and the other Assignment Documents to which it is contemplated to be a party, and make the assignments described therein or contemplated thereby to the Administrative Agent in accordance with the terms thereof.
RESOLVED, that Robert G. Kramer, Sr. and Lisa Richardson, each a duly elected Officer of the Company, and any other officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of the Company, the BioThrax Contract Assignment and each other Assignment Document to which the Company is a party, each substantially in the form of the drafts reviewed by the undersigned, with such changes therein and modifications thereof as the officer of the Company executing the same shall approve, the execution thereof by such officer to be conclusive evidence of such approval.
RESOLVED, that the Company be, and it hereby is, authorized to amend, restate, modify or otherwise supplement the BioThrax Contract Assignment or any of the other Assignment Documents from time to time as deemed appropriate and in the best interests of the Company by any officer of the Company and any officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of the Company, any amendment, restatement, modification or other supplement to the BioThrax Contract Assignment or any of the other Assignment Documents to which the Company is a party as may be approved by any such officer, in the form and with such further changes therein and modifications thereof as the officer of the Company executing the same shall approve, the execution thereof by such officer to be conclusive evidence of such approval.
RESOLVED, that, in addition to and not in limitation of the foregoing, any officer of the Company be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company, to make, sign, execute, acknowledge, deliver, file, record and publish any and all agreements, orders, directions, requests, receipts, certificates or other instruments, papers and documents, and to perform any and all such acts and things as may be required or appropriate to carry out the terms and provisions of each of the foregoing resolutions and the transactions contemplated thereby, in the form and with such changes therein and modifications thereof as the officer of the Company executing the same shall approve, the execution thereof by such officer to be conclusive evidence of such approval, and all such actions heretofore taken by any officer of the Company are hereby ratified and approved in all respects.
RESOLVED, that all acts and deeds of any officer taken prior to the date hereof to carry out the intent and accomplish the purposes of the foregoing resolutions are hereby approved, adopted, ratified and confirmed in all respects as the acts and deeds of the Company.
RESOLVED, that the omission from these resolutions of any agreement or other arrangement contemplated by any of the agreements, documents or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirement of any of the agreements, documents or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the officer or attorney-in-fact of the Company to take all actions necessary, appropriate, advisable or desirable to consummate, effectuate, carry out or further the transactions contemplated by, and the intent and purposes of, the foregoing resolutions.
[Remainder of page left intentionally blank.]

The undersigned, being the Sole Member, hereby executes this written consent as of the date first above written.
SOLE MEMBER:
EMERGEN BIOSOLUTIONS INC.
By: /s/ Robert G. Kramer, Sr.
Robert G. Kramer, Sr.
Executive Vice President &
 Chief Financial Officer

Execution Version
Instrument of Assignment of Monies Due and to Become Due
Known all men by these presents that Emergent BioDefense Operations Lansing LLC, a Delaware limited liability company, with an office at 3500 N. Martin Luther King Jr. Boulevard, Lansing, Michigan 48906 (hereinafter called the "Assignor"), in consideration of financial accommodations provided or to be provided, and for other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, set over, transfer, pledge and convey (under the Assignment of Claims Act 31 USC Section 3727, 41 USC Section 15 and the Federal Acquisition Regulations relating thereto (48 C.F.R. 32.800-32.806)) to Wells Fargo Bank, National Association, in its capacity as Administrative Agent under the Credit Agreement (as such term is hereinafter defined)(hereinafter the "Assignee''), all of Assignor's right, title and interest which Assignor now has or may have in and to all monies due and to become due from the United States of America or from any agency or department thereof under that certain contract listed on the attached Exhibit A, which exhibit is made a part of this Assignment (the "Contract''), between the United States of America acting through the agency listed on Exhibit A and the Assignor, and under any and all amendments and modifications of the Contract and supplements to the Contract.
The Assignor hereby authorizes the Assignee to receive and collect any amounts or amounts due or to become due under the Contract, and under any and all amendments and modifications of the Contract and supplements to the Contract, and to receive and collect the same as fully and to the same extent as if said moneys were its own funds and to apply said money to the repayment of any loans, other credit extensions or other amounts owing pursuant to that certain credit agreement, dated September 29, 2017, as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time (the "Credit Agreement") by and among the Assignor, the Assignee and certain other parties, pursuant to which various banks and other financing institutions have agreed to make loans and provide other extensions of credit which may be used for the purpose, among others, of financing the Assi or in the performance of the Contract.
The Assignor hereby further authorizes and directs the United States of America to make all payments due under the Contract and any and all amendments or modifications of the Contract and supplements to the Contract direct to the Assignee by ACH or other electronic transfer, check or other orders, payable to the order of the Assignee.
[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Assignor has caused this instrument to be signed, sealed, and delivered by its proper officer thereunto duly authorized this 26th  day of October, 2017.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability company
By: /s/ Robert G. Kramer, Sr.(Seal)
Name: Robert G. Krafuer, Sr.
 Title:  Treasurer
Address for Notices:
Emergent BioDefense Operations Lansing LLC
400 Professional Drive, Suite 400
Gaithersburg, Maryland 20879
Attention: Lisa Richardson
 Telephone: (240) 631-3252
The undersigned, Eric M. Burt, the Assistant Secretary of the Assignor, hereby certifies that Robert G. Kramer, Sr., who executed the foregoing instrument, is the duly elected, qualified, and acting Treasurer of the Assignor and is an authorized signer of the Assignor and that the signature set forth above his name is his genuine signature.
/s/ Eric M. Burt
 Eric M. Burt, Assistant Secretary

STATE OF MARYLAND
 COUNTY OF WASHINGTON
On this 26th day of October, 2017, before me, the undersigned Notary Public, personally appeared Robert G. Kramer, Sr., who acknowledged himself to be the Treasurer of Emergent BioDefense Operations Lansing LLC, a Delaware limited liability company, and that he, as such Treasurer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as Treasurer.  In witness whereof, I hereunto set my hand and official seal.
/s/ Heather ZoeWeller
 NOTARY PUBLIC
Print Name: Heather ZoeWaller
Notary Public
My commission expires:  July 15, 2020

EXHIBIT A
Assigned Contact
Contract #	Date	Agency	Description
200-2017-92634, as amended	12/08/2016	Centers for Disease Control and Prevention, Office of Acquisition Services 2920 Brandywine Road Atlanta, GA 30341-5539	Manufacture and deliver BioThrax in accordance with the terms of the Contract and other services related thereto as more particularly described in the Contract